UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

GW PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35892	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom

(Address of principal executive offices, including zip code)

+44 1223 266 800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2021, GW Pharmaceuticals plc (the “Company”) held a meeting of shareholders convened with the permission of the High Court of Justice of England and Wales (the “Court” and, such meeting, the “Court Meeting”) and a general meeting of shareholders (the “General Meeting” and, together with the Court Meeting, the “Shareholder Meetings”), in each case in connection with the previously announced transaction whereby Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales and an indirect wholly owned subsidiary of Jazz Pharmaceuticals Public Limited Company, a public limited company incorporated in the Republic of Ireland, will acquire the entire issued and to be issued share capital of the Company (the “Transaction”) pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement”). The Company filed its Definitive Proxy Statement for the proposals voted on at the Shareholder Meetings with the Securities and Exchange Commission on March 15, 2021, as supplemented on April 14, 2021 (the “Proxy Statement”).

As of 6:00 p.m. (London time) on April 21, 2021, the voting record time for the Shareholder Meetings, the Company’s issued share capital consisted of 378,535,952 ordinary shares carrying one vote each. 239,078,361 ordinary shares of the Company were voted by shareholders present in person (including remotely via virtual meeting platform) or by proxy at the Court Meeting. 238,920,196 ordinary shares of the Company were voted by shareholders present in person (including remotely via virtual meeting platform) or by proxy on the special resolution at the General Meeting, and 238,350,664 ordinary shares of the Company were voted by shareholders present in person (including remotely via virtual meeting platform) or by proxy on the ordinary resolution at the General Meeting. All votes at both the Court Meeting and the General Meeting were conducted on a poll.

The final results of voting on each of the items submitted to a vote of the Company’s shareholders at the Court Meeting and the General Meeting are set forth below.

The consummation of the Transaction remains subject to closing conditions, including the sanction of the Scheme of Arrangement by the Court.

Court Meeting

Proposal 1: To approve (with or without modification) the Scheme of Arrangement between the Company and the holders of the Scheme Shares (as defined in the Scheme of Arrangement).

The Company’s shareholders approved the proposal with the following results:

FOR	% OF SCHEME SHARES FOR	AGAINST	% OF SCHEME SHARES AGAINST
238,677,167	99.83	401,194	0.17

Of the 251 record shareholders voting on the proposal, 243 record shareholders or 96.81% of those voting voted in favor of the proposal and 8 record shareholders or 3.19% of those voting voted against the proposal.

General Meeting

Special Resolution: To authorize (i) the Board of Directors of the Company to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) making certain amendments to the articles of association of the Company in order to facilitate the Transaction.

The Company’s shareholders approved the special resolution with the following results:

FOR	% FOR	AGAINST	% AGAINST	WITHHELD
238,570,587	99.85	349,609	0.15	250,353

Ordinary Resolution: To approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transaction and the agreements or understandings pursuant to which such compensation may be paid or become payable.

The Company’s shareholders approved the ordinary resolution (on a non-binding, advisory basis) with the following results:

FOR	% FOR	AGAINST	% AGAINST	WITHHELD
141,863,550	59.52	96,487,114	40.48	819,885

Further information regarding each of the foregoing proposals is set forth in the Proxy Statement.

Item 8.01 Other Events.

Results Announcement Press Release

On April 23, 2021 the Company issued a press release announcing the results of the Shareholder Meetings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Scheme Court Hearing Timing and Attendance

The Court has listed the hearing of the Company’s application to sanction the Scheme of Arrangement for May 5, 2021 (the “Scheme Court Hearing”). Details of the Scheme Court Hearing (including the time and name of the Judge) will be available on the Business and Property Courts Rolls Building Cause List (under the heading “Insolvency & Companies Court List (Chancery Division)”) at https://www.gov.uk/government/publications/business-and-property-courts-rolls-building-cause-list on the day before the Scheme Court Hearing. This timetable assumes that the Scheme Court Hearing will conclude within a single day and the court order sanctioning the Scheme of Arrangement will be issued on the same day. The dates and times are indicative only and are subject to change. Any shareholder of the Company or other interested party is entitled to attend the Scheme Court Hearing virtually via video conference. Any interested party wishing to receive a link to attend the virtual Scheme Court Hearing and/or to obtain further details in relation to the conduct of the hearing should write to the Chancery Division Listings Office at: chanceryjudgeslisting@justice.gov.uk who will put them in touch with the relevant person. Any Scheme Shareholder (as defined in the Scheme of Arrangement) wishing to make submissions at the Scheme Court Hearing should also write to the Company’s solicitors, Slaughter and May, by 12:00 p.m. (London time) on April 29, 2021, at: GWSanctionHearing@slaughterandmay.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GW PHARMACEUTICALS PLC

By:	/s/ Douglas B. Snyder
	Name:	Douglas B. Snyder
	Title:	Chief Legal Officer

Date: April 23, 2021